SUPPLEMENT TO THE PROSPECTUS

                        PROSPECTUS DATED JANUARY 1, 1995
                    (AS PREVIOUSLY AMENDED MAY 25, 1995 AND
                SUPPLEMENTED JULY 24, 1995 AND AUGUST 31, 1995)

                              TEMPLETON MONEY FUND



The Expense Table is supplemented by adding the following paragraph:

The Fund's investment manager, Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., has voluntarily agreed to temporarily reduce its investment management fees by 0.20%. If this policy were not in effect, the Fund's management fee would be 0.35% and the Fund's "Total Fund Operating Expenses" would be .90%. As long as this temporary expense limitation continues, it may lower the Fund's expenses and increase its yield. The expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the Fund.

The hypothetical illustration is amended as follows:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                         One Year              Three Year             Five Year              Ten Year
without waiver           $    9                $    29                $    50                $    110
with waiver              $    7                $    22                $    39                $     87









November 29, 1995                                                   TL407 STKR2